EXHIBIT 10.1(b)

AMENDMENT

Dated as of October 31, 2013

To the Lenders party to the Credit Agreement
and the Administrative Agent referred to below

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of June 17, 2011 and as amended as of October 3, 2011, May 8, 2012 and May 8, 2013 (the “Credit Agreement”), among FirstEnergy Solutions Corp. and Allegheny Energy Supply Company, LLC, as the Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders thereunder, the fronting banks party thereto, the swing line lenders party thereto and the Lenders party thereto. This amendment of the Credit Agreement is hereinafter referred to as this “Amendment”, and the Credit Agreement, as amended by this Amendment, is referred to as the “Amended Credit Agreement”. Capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.
Section 1. Credit Agreement Amendment. The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is amended as follows:
(a)The following new terms are inserted in Section 1.01 in appropriate alphabetical order:
“‘Allegheny-FES Guaranty’ means any guaranty of Allegheny with respect to certain indebtedness of FES, entered into as provided in the last sentence of Section 5.03(c).”
“‘FES-Allegheny Guaranty’ means any guaranty of FES with respect to certain indebtedness of Allegheny, entered into as provided in the last sentence of Section 5.03(c).”
“‘October 2013 Amendment’ means the Amendment dated as of October 31, 2013, among the Borrowers, certain of the Lenders comprising the Majority Lenders, and the Administrative Agent, amending this Agreement in certain respects.”
“‘Sole Borrower’ means the surviving or resulting Borrower upon the effectiveness of a Sole Borrower Transaction as described in the final sentence of Section 5.03(c).”
“‘Sole Borrower Transaction’ means a merger, consolidation, transfer of capital stock (including limited liability company interests) or transfer of assets and liabilities, or a combination of the foregoing transactions, as described in the final sentence of Section 5.03(c), pursuant to which the surviving or resulting Person has become the sole Borrower for purposes of this Agreement and all conditions set forth in such final sentence of Section 5.03(c) and in Section 3(b) of the October 2013 Amendment have been satisfied.”
(b)The defined term “Borrower Sublimit” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Borrower Sublimit’ means: (i) with respect to FES, $1,500,000,000, and (ii) with respect to Allegheny, $1,000,000,000, in each case as modified from time to time pursuant to Section 2.06; provided, however, that upon the effectiveness of a Sole Borrower Transaction, the Borrower Sublimit applicable to the Sole Borrower shall be the total amount of the Commitments as in effect from time to time.”
(c)The defined term “Genco” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Genco’ means each of FGC, NGC and, in the event Allegheny becomes a Consolidated Subsidiary of FES in a transaction pursuant to clause (C) of the last sentence of Section 5.03(c), Allegheny.”
(d)The defined term “Genco Guarantees” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Genco Guarantees’ means (i) the FES-FGC Guaranty, the FES-NGC Guaranty, the FGC-FES Guaranty and the NGC-FES Guaranty and (ii) in the event Allegheny becomes a Consolidated Subsidiary of FES in a transaction pursuant to clause (C) of the last sentence of Section 5.03(c), the Allegheny-FES Guaranty and the FES-Allegheny Guaranty.”
(e)The defined term “Total Capitalization” set forth in Section 1.01 is amended and restated in its entirety to read as follows:
“‘Total Capitalization’ means, with respect to any Borrower at any date of determination the sum, without duplication, of (i) Consolidated Debt of such Borrower, (ii) the capital stock (including limited liability company interests, but excluding treasury stock and capital stock subscribed and unissued) and other equity accounts (including retained earnings and paid in capital but excluding accumulated other comprehensive income and loss) of such Borrower and its Consolidated Subsidiaries, (iii) consolidated equity of the preference stockholders of such Borrower and its Consolidated Subsidiaries, and (iv) the aggregate principal amount of Trust Preferred Securities and Junior Subordinated Deferred Interest Debt Obligations of such Borrower and its Consolidated Subsidiaries; provided, however, that, commencing with the fiscal quarter ended September 30, 2013 and for each fiscal quarter ending thereafter, ‘Total Capitalization’ shall exclude, as applicable, for the respective Borrowers, the following after-tax effects resulting from non-cash write-downs and non-cash charges occurring and recognized for the periods indicated below as reflected in the consolidated financial statements of the applicable Borrowers for such periods:
(A)    in respect of pension and other postemployment benefits occurring and recognized in fiscal years 2011 and 2012, which shall not exceed in the aggregate

$267,400,000 for both Borrowers (without duplication but allowing for, as applicable, consolidation);
(B)    in respect of asset impairments attributable to the Armstrong and R. Paul Plants owned by Allegheny and the Bay Shore (Units 2-4 only), Eastlake (Units 4-5 only), Fremont and Richland Plants owned by FGC occurring and recognized in fiscal year 2011, which shall not exceed in the aggregate $201,100,000 for both Borrowers (without duplication but allowing for, as applicable, consolidation); and
(C)    in respect of asset impairments attributable to the Hatfield’s Ferry Power Station and the Mitchell Power Station owned by Allegheny occurring and recognized in fiscal year 2013 through September 30, 2013, which shall not exceed in the aggregate $317,300,000 for both Borrowers (without duplication but allowing for, as applicable, consolidation).”
(f)Section 4.01(m) is amended and restated in its entirety to read as follows:
“Genco Guarantees. (i) All Indebtedness of FES (including, without limitation, its Indebtedness under the Loan Documents and pursuant to the FES-FGC Guaranty and, if applicable, the FES-Allegheny Guaranty) is guaranteed by NGC pursuant to the NGC-FES Guaranty; (ii) all Indebtedness of FES (including, without limitation, its Indebtedness under the Loan Documents and pursuant to the FES-NGC Guaranty and, if applicable, the FES-Allegheny Guaranty) is guaranteed by FGC pursuant to the FGC-FES Guaranty; and (iii) in the event Allegheny becomes a Consolidated Subsidiary of FES in a transaction pursuant to clause (C) of the last sentence of Section 5.03(c), all Indebtedness of FES (including, without limitation, its Indebtedness under the Loan Documents and pursuant to the FES-FGC Guaranty and the FES-NGC Guaranty) is guaranteed by Allegheny pursuant to the Allegheny-FES Guaranty.”
(g)Section 5.03(c) is amended to replace the last sentence therein with the following:
“Without limiting the foregoing, (A) each Borrower may merge with or into or consolidate with or into (x) the other Borrower or into a newly-formed Person into which both Borrowers are being merged or consolidated (which will become the sole Borrower hereunder) or (y) a wholly-owned Subsidiary of the other Borrower (in which case such other Borrower will become the sole Borrower hereunder); (B) each Borrower may transfer all or substantially all of its assets and liabilities to the other Borrower, to a wholly-owned Subsidiary of the other Borrower (in which case such other Borrower will become the sole Borrower hereunder) or to a newly-formed Person to which all or substantially all of the assets and liabilities of both Borrowers are being transferred (which will become the sole Borrower hereunder) and (C) in connection with a transfer of the limited liability company interests of Allegheny to FES pursuant to which Allegheny becomes a Consolidated Subsidiary of FES, FES will become the sole Borrower hereunder if (1) in each case of clauses (A), (B) and (C), the surviving Person, transferee or Person otherwise specified above to become the sole Borrower hereunder, as applicable, assumes both Borrowers’ obligations under this Agreement and the other Loan Documents pursuant to an instrument in form and substance reasonably satisfactory to the Administrative Agent; (2)(x) in each case of clauses (A) and (B), the Administrative Agent receives evidence reasonably satisfactory to it that, after giving effect to such transactions, the Genco Guarantees will remain in full force and effect and will apply (either as a result of such merger, consolidation or transfer or pursuant to amendments to the Genco Guarantees) to the obligations of Allegheny under this Agreement and the other Loan Documents (as so transferred or assumed) in the same manner and to the same extent as such Genco Guaranties applied to the obligations of FES under this Agreement and the other Loan Documents on the date hereof, and (y) in the case of clause (C), the Administrative Agent receives evidence reasonably satisfactory to it that, after giving effect to such transfer, the FES-Allegheny Guaranty and the Allegheny-FES Guaranty have been executed and are in full force and effect, and the Genco Guarantees will apply to the indebtedness of Allegheny in the same manner and to the same extent as such Genco Guarantees applied to the indebtedness of each Genco on the date hereof and will otherwise remain in full force and effect; (3) in each case of clauses (A), (B) and (C), the Reference Ratings of the surviving or resulting Borrower are not, after giving effect to such transactions, any lower than the Reference Ratings of each Borrower that was a party to such transactions immediately prior to the consummation of such transactions, unless the Reference Ratings of such surviving or resulting Borrower are at least BBB- and Baa3; and (4) in each case of clauses (A), (B) and (C), the parties to such transaction deliver to the Administrative Agent certified copies of all corporate or limited liability company, equity holder and Governmental Authority approvals required in connection with such transactions and legal opinions of counsel to such parties relating to such transactions, the assumption agreement described in clause (1) above and the Genco Guarantees and amendments thereof described in clause (2) above, as applicable.”
Section 2. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of the date hereof when and if (such date being the “Amendment Date”) the following conditions are satisfied:
(a)The Administrative Agent shall have received the following, each dated as of the Amendment Date, in form and substance satisfactory to the Administrative Agent and with one copy for each Lender:
(i)    Counterparts of this Amendment, duly executed by each of the Borrowers, and Lenders constituting Majority Lenders;
(ii)     A certificate of an Authorized Officer of each Borrower stating that both before and after giving effect to this Amendment (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default and (B) all representations and warranties made by such Borrower in the Amended Credit Agreement are true and correct in all material respects, except for those made specifically as of another date, in which case such representations and warranties shall be true as of such other date; and
(iii)    Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent or such other Lender (as the case may be).

(b)The Borrowers shall have paid an amendment fee equal to 0.05% of the Commitment of each Lender that executes this Amendment at or before 5:00 p.m. (New York City time) on September 27, 2013, payable on the Amendment Date to the Administrative Agent for the account of each such Lender.
(c)Each of the representations and warranties in Section 4 of this Amendment shall be true and correct.
Section 3. Borrowing Capacity of Sole Borrower.
(a)The parties agree that, subject to the satisfaction of the conditions precedent set forth in Section 3(b) below, in addition to those in Section 2 above, in connection with a Sole Borrower Transaction, the Borrower Sublimit applicable to such Sole Borrower shall be increased to an amount equal to the total amount of the Commitments as in effect from time to time.
(b)The increase in the Borrower Sublimit for the Sole Borrower shall be effective as of the date (such date being the “Borrower Sublimit Increase Date”) when and if (i) the Sole Borrower Transaction is consummated in accordance with the final sentence of Section 5.03(c) of the Credit Agreement and (ii) the Administrative Agent shall have received the following, each dated as of the Borrower Sublimit Increase Date, in form and substance satisfactory to the Administrative Agent and with one copy for each Lender:
(i)Certified copies of (A) the resolutions of the Board of Directors of the Sole Borrower approving the increase in the Borrower Sublimit and (B) all documents evidencing any other necessary corporate action with respect to the increase in the Borrower Sublimit;
(ii)A certificate of the Secretary or an Assistant Secretary of the Sole Borrower certifying that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including the Approval, as applicable) required for the increase in the Borrower Sublimit;
(iii)Each of the other instruments, agreements, certificates, legal opinions and other documents specified in the final sentence of Section 5.03(c); and
(iv)Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent or any other Lender may reasonably request, all in form and substance satisfactory to the Administrative Agent or such other Lender (as the case may be).
Section 4. Representations and Warranties. Each Borrower represents and warrants that (i) the representations and warranties of such Borrower contained in Section 4.01 of the Amended Credit Agreement (with each reference therein to “this Agreement”, “hereunder” and words of like import referring to the Credit Agreement being deemed to be a reference to the Amended Credit Agreement and each reference therein to “Loan Document” and words of like import being deemed to be a reference that includes this Amendment and the Amended Credit Agreement) are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (other than, as to any such representation or warranty that by its terms refers to a specific date other than the Amendment Date, in which case, such representation and warranty shall be true and correct as of such specific date); and (ii) no event has occurred and is continuing, or would result from the execution, delivery or performance by such Borrower of this Amendment or the performance by such Borrower of the Amended Credit Agreement that constitutes an Event of Default or an Unmatured Default with respect to such Borrower.
Section 5. Effect on the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly set forth herein, operate as a waiver of any right, power or remedy of any Lender, Swing Line Lender or Fronting Bank or the Administrative Agent under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each of the Credit Agreement and the other Loan Documents is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall constitute a Loan Document and shall be binding on the parties hereto and their respective successors and permitted assigns under the Amended Credit Agreement. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
Section 6. Costs, Expenses and Taxes. Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and syndication administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out‑of‑pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Administrative Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
If you agree to the foregoing, please evidence such agreement by (i) executing and returning one counterpart of this Amendment by facsimile or e-mail to Kai-Ting Yang (fax no. 212-556-2222; e-mail: kyang@kslaw.com) and (ii) executing and returning five original counterparts to this Amendment by overnight mail to King & Spalding LLP, 1185 Avenue of the Americas, New York, New York 10036, Attention: Kai-Ting Yang.

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Very truly yours,

FIRSTENERGY SOLUTIONS CORP.

By /s/Steven R. Staub
Steven R. Staub
Vice President and Treasurer

ALLEGHENY ENERGY SUPPLY COMPANY, LLC

By /s/Steven R. Staub
Steven R. Staub
Vice President and Treasurer

The undersigned hereby agree to the foregoing:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By /s/Peter Christensen
Name: Peter Christensen
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By /s/Jerry Wells
Name: Jerry Wells
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By /s/Andrew N. Taylor
Name: Andrew N. Taylor
Title: Vice President
Barclays Bank PLC, as a Lender

By /s/Alicia Borys
Name: Alicia Borys
Title: Vice President
CITIBANK, N.A., as a Lender

By /s/D. Scott McMurty
Name: D. Scott McMurty
Title: Vice President

KeyBank National Association, as a Lender

By /s/Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd. as a Lender

By /s/Robert MacFarlane
Name: Robert MacFarlane
Title: VP

UNION BANK, N.A., as a Lender

By /s/Y. Joanne Si
Name: Y. Joanne Si
Title: Vice President

The Bank of Nova Scotia, as a Lender

By /s/Thane Rattew
Name: Thane Rattew
Title: Managing Director
Goldman Sachs Bank USA, as a Lender

By /s/Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory
MORGAN STANLEY BANK, N.A., as a Lender

By /s/John Durland
Name: John Durland
Title: Authorized Signatory
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By /s/Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By /s/Philipp Horst
Name: Philipp Horst
Title: Authorized Signatory
BNP Paribas, as a Lender

By /s/Dennis O’Meara
Name: Dennis O’Meara
Title: Managing Director

By /s/Pasquale Perraglia
Name: Pasquale Perraglia
Title: Director
Royal Bank of Canada, as a Lender

By /s/Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory
MIZUHO BANK, LTD., as a Lender

By /s/Raymond Ventura
Name: Raymond Ventura
Title: Deputy General Manager
SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By /s/James D. Weinstein
Name: James D. Weinstein
Title: Managing Director
WELLS FARGO BANK, N.A., as a Lender

By /s/Fredrick W. Price
Name: Fredrick W. Price
Title: Managing Director
U.S. Bank National Association, as a Lender

By /s/Eric J. Cosgrove
Name: Eric J. Cosgrove
Title: Vice President

PNC Bank, N.A., as a Lender

By /s/Christian S. Brown
Name: Christian S. Brown
Title: Senior Vice President
The Bank of New York Mellon, as a Lender

By /s/Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Vice President
Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By /s/Gordon R. Eadon
Name: Gordon R. Eadon
Title: Authorized Signatory

By /s/Robert W. Casey Jr.
Name: Robert W. Casey Jr.
Title: Authorized Signatory
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By /s/Darrell Stanley
Name: Darrell Stanley
Title: Managing Director

By /s/David Gurghigian
Name: David Gurghigian
Title: Managing Director
SOVEREIGN BANK, N.A., as a Lender

By /s/William Maag
Name: William Maag
Title: Senior Vice President
COBANK, ACB, as a Lender

By /s/Josh Batchelder
Name: Josh Batchelder
Title: Vice President
BANCO BILBAO VIZCAYA ARGENTINA, S.A. NEW YORK BRANCH, as a Lender

By /s/Luca Sacchi
Name: Luca Sacchi
Title: Executive Director

By /s/Veronica Incera
Name: Veronica Incera
Title: Executive Director
THE HUNTINGTON NATIONAL BANK, as a Lender

By /s/Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President